FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PHIGX	PHBBX	PCHYX	PHIMX	PHDRX	PHYYX

Putnam High Yield Trust

Summary prospectus
12|30|09

A world of investing.™

Putnam
INVESTMENTS

Putnam High Yield Trust

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated December 30, 2009, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated August 31, 2009, are incorporated by reference into this summary prospectus.

Goal

Putnam High Yield Trust seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 13 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s SAI.

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of the	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	4.00%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.25%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distri-		Acquired	Total
		bution and		fund	annual
		service		operating	fund	Expense	Net
Share	Manage-	(12b-1)	Other	expenses	operating	reimburse-	expenses
class	ment fees	fees	expenses	***	expenses	ment	****
Class A	0.64%	0.25%	0.22%	0.01%	1.12%	(0.04)%	1.08%
Class B	0.64%	1.00%	0.22%	0.01%	1.87%	(0.04)%	1.83%
Class C	0.64%	1.00%	0.22%	0.01%	1.87%	(0.04)%	1.83%
Class M	0.64%	0.50%	0.22%	0.01%	1.37%	(0.04)%	1.33%
Class R	0.64%	0.50%	0.22%	0.01%	1.37%	(0.04)%	1.33%
Class Y	0.64%	N/A	0.22%	0.01%	0.87%	(0.04)%	0.83%

* A deferred sales charge of 1.00% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Estimate of expenses attributable to the fund’s investments in other management companies.

**** Reflects projected expenses under a new expense arrangement, under which Putnam Investment Management, LLC (Putnam Management) is contractually obligated through December 30, 2010 to limit the fund’s management fees to an annual rate of 0.600% of the fund’s average net assets. This obligation may be modified or discontinued by agreement between Putnam Management and the Board of Trustees at any time. The new expense arrangement also gives effect to changes in the fund’s investor servicing contract.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$506	$738	$989	$1,705
Class B	$686	$884	$1,207	$1,991
Class B
(no redemption)	$186	$584	$1,007	$1,991
Class C	$286	$584	$1,007	$2,187
Class C
(no redemption)	$186	$584	$1,007	$2,187
Class M	$456	$741	$1,047	$1,914
Class R	$135	$430	$746	$1,643
Class Y	$85	$274	$478	$1,069

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 44%.

Investments, risks, and performance

Investments

We invest mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). We may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. This risk includes interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds and credit risk is generally greater for below investment-grade bonds (a significant part of the fund’s investments). Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges

(for periods ending 12/31/08)

Share class	1 year	5 years	10 years
Class A before taxes	–29.28%	–1.72%	1.50%
Class A after taxes on
distributions	–31.30%	–4.26%	–1.85%
Class A after taxes on
distributions and sale of
fund shares	–18.72%	–2.64%	–0.60%
Class B before taxes	–30.38%	–1.92%	1.17%
Class C before taxes	–27.62%	–1.66%	1.11%
Class M before taxes	–29.01%	–1.81%	1.32%
Class R before taxes	–26.67%	–1.27%	1.61%
Class Y before taxes	–26.36%	–0.74%	2.11%
JP Morgan Developed
High Yield Index
(no deduction for fees,
expenses or taxes)	–26.80%	–0.87%	2.35%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Paul Scanlon, Team Leader, U.S, Fixed Income High Yield Team, Portfolio Manager since 2002

Norman Boucher, Portfolio Manager since 2005

Robert Salvin, Portfolio Manager since 2005

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund normally distributes any net investment income monthly and any net realized capital gains annually. These distributions may be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP034 259203 12/09 Putnam Retail Management